UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-33726

Date of Report: January 19, 2011

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 West 39th Street, Suite 14A, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-391-2752
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Compensatory Arrangements of Certain Officers

On January 19, 2011 the Compensation Committee of the Registrant’s Board of Directors approved an increase to the salaries of the three most highly paid executive officers, effective as of January 1, 2011.  The new salaries will be:

Officer	Office	New Annual Salary
Zhiguo Fu	Chief Executive Officer	$350,000
Guohua Wan	Chief Financial Officer	$150,000
Dan Chang	Senior Vice President - Finance	$120,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: January 19, 2011	By:/s/ Zhiguo Fu
Zhiguo Fu, Chief Executive Officer